SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: November 3, 1997
(Date of earliest event reported)


                        Asset Securitization Corporation
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             (Exact name of registrant as specified in its charter)

     Delaware                     33-49370                       13-3672337
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 (State or Other                 (Commission                  (I.R.S. Employer
 Jurisdiction of                File Number)                 Identification No.)
  Incorporation



        Two World Financial Center, Building B, New York, New York 10281
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                      Address of Principal Executive Office



       Registrant's telephone number, including area code: (212) 667-9300



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits


                     Item 601(a) of
                    Regulation S-K
Exhibit No.           Exhibit No.                   Description
-----------           -----------                   -----------

     1                    4             Pooling and Servicing Agreement dated as
                                        of October 24, 1997. (Corrected version;
                                        such corrected version replaces in its entirety the version filed on November
                                        7, 1997 under Item 7., Exhibit No. 1, pursuant to Form 8-K dated November 3,
                                        1997.)



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     Pursuant to the  requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    ASSET SECURITIZATION CORPORATION


                                    By:   /s/Perry Gershon
                                          --------------------
                                          Perry Gershon
                                          Managing Director

Date:  December 2, 1997